                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001
                                ----------------



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

United States                             333-60994                              22-2382028
-------------                             ---------                              ----------
(State or other Jurisdiction of           (Commission File Number)               (I.R.S. employer Identification No.)
Incorporation)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000


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Item 5.  Other Events
         ------------

                  On October 30, 2001, the opinion of counsel to Chase Manhattan Auto Owner Trust 2001-B (the "Trust") regarding the tax status of the Trust, dated as of October 30, 2001 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

                  Exhibits

                  8.1 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of October 30, 2001.

                  23.1 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CHASE MANHATTAN BANK USA, NATIONAL
                           ----------------------------------
                           ASSOCIATION (Registrant)

                           By: /s/ Keith Schuck
                               ------------------------
                           Name:    Keith Schuck
                           Title:   Senior Vice President


Date:  October 31, 2001


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number              Exhibit
--------------              -------
8.1                         Opinion of Simpson Thacher & Bartlett with respect to
                            the tax status of the Trust, dated as of October 30,
                            2001.

23.1                        Consent of Simpson Thacher & Bartlett (included as part
                            of Exhibit 8.1)